Principal Diversified Select Real Asset Fund
Supplement dated March 1, 2021
to the Statement of Additional Information dated August 1, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

MANAGEMENT OF THE FUND
Under Leadership Structure and Board of Trustees, in the Independent Trustees, delete the paragraph for Padelford L. Lattimer and replace with the following:
Padelford ("Padel") L. Lattimer. Mr. Lattimer has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Managing Partner for TBA Management Consulting LLC, a financial services-focused management consulting and staffing company. For more than twenty years, Mr. Lattimer served in various capacities at financial services companies, including as a senior managing director for TIAA Cref Asset Management (2004-2010), First Vice President at Mellon Financial Corporation (2002-2004), and in product management roles at Citibank (2000-2002). Through his education, employment experience and experience as a board member, Mr. Lattimer is experienced with financial, regulatory and investment matters.
Under Additional Information Regarding Board Members and Officers, in the INDEPENDENT BOARD MEMBERS table, delete the row for Fritz S. Hirsch and Karen (“Karrie”) McMillan and replace with the following:

Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2005) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	February 2020 to October 2020, Interim CEO, MAM USA (manufacturer of infant and juvenile products)	127	MAM USA

Karen (“Karrie”) McMillan 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2014) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	Founder/Owner, Tyche Consulting LLC Formerly, Managing Director, Patomak Global Partners, LLC (financial services consulting)	127	None